SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  September 7, 2004
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                            AEP TEXAS CENTRAL COMPANY
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Texas
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                (State or Other Jurisdiction of Incorporation)

         1-346                                           74-0550600
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(Commission File Number)                       (IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH                            43215
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(Address of Principal Executive Offices)                 (Zip Code)

                                  614-716-1000
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             (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

      On September 7, 2004, AEP Texas Central Company issued a press release announcing that it had signed an agreement for the sale of its interest in the South Texas Project (STP) nuclear plant to certain STP co-owners. As a result of this agreement, the Company will terminate an earlier agreement to sell its STP interest to another party. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

       (c)  Exhibits

            Exhibit 99.1 AEP System Supplemental Retirement Savings Plan, Amended and Restated as of September 7, 2004 (Non-Qualified)

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN ELECTRIC POWER COMPANY, INC.


                              By: /s/ Thomas G. Berkemeyer
                              Name: Thomas G. Berkemeyer
                              Title: Assistant Secretary


September 7, 2004



                                 EXHIBIT INDEX


Exhibit No.                            Description

99.1 AEP System Supplemental Retirement Savings Plan Amended and Restated as of September 7, 2004 (Non-Qualified)

MEDIA CONTACT:                            ANALYSTS CONTACT:
Pat D. Hemlepp                            Julie Sloat
Director, Corporate Media Relations       Vice President, Investor Relations
614/716-1620                                    614/716-2885


FOR IMMEDIATE RELEASE


AEP TO SELL TCC SHARE OF SOUTH TEXAS PROJECT TO CO-OWNERS Texas Genco and City Public Service Board of San Antonio Exercise Rights of First Refusal COLUMBUS, Ohio, Sept. 7, 2004 - American Electric Power (NYSE: AEP) subsidiary AEP Texas Central Company (formerly known as Central Power and Light) has signed an agreement to sell its 25.2 percent share of the South Texas Project (STP) nuclear plant to STP co-owners Texas Genco Holdings, Inc. (NYSE: TGN) and City Public Service Board of San Antonio (CPS) after the co-owners exercised their rights of first refusal for the AEP Texas Central Company (TCC) share of STP.

      Texas Genco Holdings will purchase 13.2 percent of STP for approximately $174 million. CPS will purchase 12 percent of STP for approximately $158 million. When the transactions are complete, Texas Genco Holdings will own 44 percent of STP, and CPS will own 40 percent of STP. The City of Austin elected not to exercise its right of first refusal for the TCC share of the plant and will continue to own 16 percent of STP. STP is operated by STP Nuclear Operating Company. AEP will use the proceeds from the sale to reduce debt.

      AEP had announced a purchase agreement with Cameco Corp. for the TCC share of STP March 1. The terms and conditions of the new purchase agreements signed with Texas Genco Holdings and CPS will remain essentially the same as the agreement signed with Cameco. AEP will pay a $7 million break-up fee to Cameco upon termination of the Cameco purchase and sale agreement due to the right-of-first-refusal exercise.

      The sale of STP to the co-owners is subject to regulatory approvals including federal clearance pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and approvals from the Nuclear Regulatory Commission, Federal Energy Regulatory Commission, and Securities and Exchange Commission. AEP hopes to close the transaction in late 2004 or early 2005.

      "We are pleased to have reached an agreement with the co-owners of STP and will be working diligently to complete the approval process as soon as possible. We also continue to prepare to file for stranded cost recovery as soon as we close the TCC sale transactions," said Charles Patton, AEP Texas president and chief operating officer.

      STP is a 2,500-megawatt nuclear plant located in Matagorda County, Texas, approximately 90 miles southwest of Houston. TCC's 25.2 percent share of the plant is approximately 630 megawatts.

      AEP announced plans in December 2002 to sell all 4,497 MW of the generation assets owned by TCC to determine their market value for calculating stranded costs (the amount that the book value exceeds the market value of the assets) under Texas restructuring legislation. AEP completed sale of 3,813 MW of these generating assets, including eight natural gas plants, one coal-fired plant and one hydro plant, to a joint venture of Sempra Energy Partners and Carlyle/Riverstone Global Energy and Power Fund July 1. AEP continues to work toward completing the sale of TCC's 7.8 percent share of Oklaunion Plant.

      American Electric Power owns more than 36,000 megawatts of generating capacity in the United States and is the nation's largest electricity generator. AEP is also one of the largest electric utilities in the United States, with more than 5 million customers linked to AEP's 11-state electricity transmission and distribution grid. The company is based in Columbus, Ohio.
                                     ---
This report made by AEP and certain of its subsidiaries contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Although AEP and each of its registrant subsidiaries believe that their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are: electric load and customer growth; weather conditions; available sources and costs of fuels; availability of generating capacity and the performance of AEP's generating plants; the ability to recover regulatory assets and stranded costs in connection with deregulation; new legislation and government regulation including requirements for reduced emissions of sulfur, nitrogen, mercury, carbon and other substances; resolution of pending and future rate cases, negotiations and other regulatory decisions (including rate or other recovery for environmental compliance); oversight and/or investigation of the energy sector or its participants; resolution of litigation (including pending Clean Air Act enforcement actions and disputes arising from the bankruptcy of Enron Corp.); AEP's ability to reduce its operation and maintenance costs; the success of disposing of investments that no longer match AEP's business model; AEP's ability to sell assets at acceptable prices and on other acceptable terms; international and country-specific developments affecting foreign investments including the disposition of any foreign investments; the economic climate and growth in AEP's service territory and changes in market demand and demographic patterns; inflationary trends; AEP's ability to develop and execute a strategy based on a view regarding prices of electricity, natural gas, and other energy-related commodities; changes in the creditworthiness and number of participants in the energy trading market; changes in the financial markets, particularly those affecting the availability of capital and AEP's ability to refinance existing debt at attractive rates; actions of rating agencies, including changes in the ratings of debt and preferred stock; volatility and changes in markets for electricity, natural gas, and other energy-related commodities; changes in utility regulation, including the establishment of a regional transmission structure; accounting pronouncements periodically issued by accounting standard-setting bodies; the performance of AEP's pension plan; prices for power that AEP generates and sells at wholesale; changes in technology and other risks and unforeseen events, including wars, the effects of terrorism (including increased security costs), embargoes and other catastrophic events.